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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

       Date of Report (Date of earliest event reported): FEBRUARY 22, 2002

                                TC PIPELINES, LP
             (Exact name of registrant as specified in its charter)

            DELAWARE                   000-26091             52-2135448
  (State or other jurisdiction        (Commission         (I.R.S. Employer
       of incorporation)              File Number)       Identification No.)

           110 TURNPIKE ROAD, SUITE 203                        01581
            WESTBOROUGH, MASSACHUSETTS                       (Zip Code)
      (Address of principal executive offices)

                                 (508) 871-7046
              (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS

     On February 22, 2002 Northern Border Pipeline Company received a copy of a subpoena issued to Enron Corp. by the Committee on Governmental Affairs of the Senate of the United States dated February 15, 2002, a copy of which is attached hereto as Exhibit 99.1. The subpoena orders Enron Corp. to produce, among other things, on or prior to March 5, 2002 the following:

     - all documents relating to communications, from January 1, 1992 to December 2, 2001, between Enron, including its officers, directors, employees, representatives and affiliates, and several federal governmental agencies, including the Securities and Exchange Commission, the Commodity Futures Trading Commission and the Federal Energy Regulatory Commission, concerning compliance with, other than periodic filings, any regulatory action with respect to the laws, regulations and policies administered by such agencies and, with respect to deferred compensation or other employee savings plans, including qualified savings plans covered by ERISA, the Department of Labor;

     - all documents relating to Enron's retention bonus policies and the identities of the individuals to whom retention bonuses were paid or other lump sum payments made from January 1, 2001 to the present; and

     - all documents containing Enron policies in place January 1, 2000 to the present relating to compensation and severance; and some specifics relating to the 401(k) plan.

The Enron affiliates covered by the subpoena include entities in which Enron is or was a shareholder, partner, investor, trustee or a member. Among the entities covered by the subpoena is Northern Border Pipeline Company (the "Pipeline Company"). Enron controls 57.75% of the management committee of the Pipeline Company. Further, by virtue of its control of 82.5% of the total voting percentage of the Northern Border Partners, L.P. Policy Committee, Enron controls a 70% ownership interest in the Pipeline Company. TC PipeLines, LP holds the remaining 30% general partner interest in the Pipeline Company.

     TC PipeLines has been advised by the Pipeline Company that the Pipeline Company is willing to comply with the mandate of the subpoena in such a manner as may be determined by the Committee on Governmental Affairs of the Senate of the United States.

     The above description of the subpoena is qualified in its entirety by reference to the full text of the subpoena included in Exhibit 99.1, which is attached hereto and incorporated herein by reference.
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)     Exhibit 99.1 -- Subpoena dated February 15, 2002 issued to Enron Corp.
                        by Committee on Governmental Affairs of the Senate of the United States.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     TC PipeLines, LP

                                                     By: TC PipeLines GP, Inc.,
                                                         its general partner

Dated: March 14, 2002                                By: /s/ Theresa Jang
                                                         -----------------------
                                                         Theresa Jang
                                                         Controller
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                                  EXHIBIT INDEX

Exhibit 99.1 -- Subpoena issued to Enron Corp. on February 15, 2002 by
                Committee on Governmental Affairs of the Senate of the United States.
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                                                                   EXHIBIT 99.1

                            UNITED STATES OF AMERICA

                          Congress of the United States

                                                                       SUBPOENA
                                                                         000001

To: Enron Corp.
    1400 Smith Street
    Houston, TX 77002

                                   Greetings:

     Pursuant to lawful authority, YOU ARE HEREBY COMMANDED to appear before the COMMITTEE ON GOVERNMENTAL AFFAIRS of the Senate of the United States, on March 5, 2002, at 10 o'clock a.m., at its Committee Room, 342 Dirksen Senate Office Building, Washington, D.C. 20510, then and there to testify what you may know relative to the subject matters under consideration by the Committee, and to produce the materials described in the attachment hereto. A personal appearance will be unnecessary if the materials described in Attachment A are delivered to the Committee no later than 24 hours in advance of the scheduled return.

     Hereof fail not, as you will answer your default under the pains and penalties in such cases made and provided.

     To any Committee staff member or U.S. Marshall to serve and return.

                          Given under my hand, by authority vested in me by the Committee, on this 15th day of February 2002.

                          /s/ Joseph Lieberman
                          Chairman, Senate Committee on Governmental Affairs
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ATTACHMENT A

1) All documents containing, or referring or relating to, communications, other than periodic filings required by law that are publicly available, between Enron and any official, employee or representative of any of the following federal agencies, from January 1, 1992 to December 2, 2001:

     a)  the U.S. Securities and Exchange Commission
     b)  the U.S. Commodity Futures Trading Commission
     c)  the U.S. Federal Energy Regulatory Commission
     d) the U.S. Department of Labor, insofar as the communication also relates to the regulation and oversight of qualified savings plans covered by ERISA or to deferred compensation plans or other retirement, savings, or benefit plans, programs or funds.

2) All documents containing, or referring or relating to, communications between Enron and any official, employee or representative of any federal department or agency from January 1, 1992 to December 2, 2001, concerning compliance with, interpretation of, exemption or waiver from, changes to, enforcement of, or any regulatory action with respect to the laws, regulations and policies administered or enforced by each of the following agencies:

     a)  the U.S. Securities and Exchange Commission
     b)  the U.S. Commodity Futures Trading Commission
     c)  the U.S. Federal Energy Regulatory Commission
     d) the U.S. Department of Labor, insofar as the communication also relates to the regulation and oversight of qualified savings plans covered by ERISA or to deferred compensation plans or other retirement, savings, or benefit plans, programs or funds.

3) a) All documents containing Enron policies in place from January 1, 2001 to the present governing the payment of retention bonuses, and any amendments thereto.
     b) Documents sufficient to show the names, titles and employing division and department of all officers, directors and employees who were paid, or were offered to be paid, a retention bonus on or after January 1, 2001; the date any such bonus was offered; whether such bonus was accepted; and the amount of the bonus.
     c) All documents dated, prepared or received on or after January 1, 2001, other than those produced in response to paragraphs 3a and 3b, referring or relating to the payment of retention bonuses, or the consideration thereof.

4) a) Documents sufficient to show the names, titles and employing division and department of all officers, directors and employees who were paid any bonus or other lump sum payment, other than a retention bonus disclosed in response to paragraph 3, on or after January 1, 2001; the date any such bonus or payment was paid; the amount of such bonus or payment; and the reason such bonus or payment was paid.


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     b)   All documents dated, prepared or received on or after January 1, 2001, referring or relating to the payment of any bonuses or other lump sum payments, other than retention bonuses, or the consideration thereof.

5)   a)   All documents containing the Enron policies in place from January 1,
          2000 to the present governing the payment of severance pay, and any amendments thereto.
     b)   Documents sufficient to show:
          i)   The number of Enron employees who were terminated on or after
               July 1, 2001 who were entitled to receive severance pay;
          ii)  The number of Enron employees who were terminated on or after
               July 1, 2001 who received any severance pay; and
          iii) The number of Enron employees who were terminated on or after July 1, 2001 who received the full amount of severance pay to which they were entitled.
     c) All documents referring or relating to the award of severance payments on or after January 1, 2001.

6)   a)   All documents containing the Enron policies in place from January 1,
          2000 to the present governing deferred compensation, including but not limited to criteria for eligibility and policies governing withdrawals for deferred compensation funds or accounts, and any amendments thereto; and all documents referring or relating to any changes made in these policies, or the consideration thereof.
     b) Documents sufficient to show all requests for withdrawals from any Enron-related deferred compensation fund or account on or after July 1, 2001; the names, titles and employing division and department of all individuals making such requests; the date on which the requests were made; the dollar amount of each request; and the dollar amount that was allowed to be withdrawn.

7) In a hearing before the Senate Governmental Affairs Committee on February 5, 2002, Cindy Olson, Enron's Executive Vice President of Human Resources, Employee Relations & Building Services, testified that Enron consulted with counsel about the possibility of changing the dates of the so-called "lock-down" period in Fall 2001 when participants in Enron's 401(k) program would be prohibited from altering any of their 401(k) investments. Ms. Olson gave some details about the contents of her conversation and the advice counsel gave.

     a) Please provide all documents containing, or referring to, any advice, analysis, recommendations or opinions received by Enron from legal counsel, auditors or accountants, whether internal or external, or from Northern Trust Corporation, Northern Trust Retirement Consulting, Wilmington Trust, and Hewitt Associates concerning the timing of this "lock-down" period.


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     b)   Please provide all documents referring or relating to any discussion or consideration by, or notice to, Enron's Board of Directors or any of its committees concerning the "lock-down" of the 401(k) plan.
     c) Please provide all documents not produced in response to paragraphs 7a or 7b that refer or relate to Enron's decision to proceed with, and the timing of, the "lock-down".

8) All documents containing, or referring or relating to, any communication from January 1, 2000 to the present from Robin Hosea or anyone else to Enron raising concerns or questions about any Enron benefit fund or any payment out of such fund and any action taken in response to such communication.


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INSTRUCTIONS AND DEFINITIONS

     The documents requested include all those that are in your custody, control or possession, or within the right of custody, control or possession, of you or your agents, employees, or representatives. Unless otherwise indicated, the documents requested are those dated, prepared or received during the period January 1, 1992 to the present.

     If the subpoena cannot be complied with in full, it shall be complied with to the extent possible, with an explanation of why full compliance is not possible. Any document withheld on the basis of privilege shall be identified on a privilege log submitted with the responses to this subpoena. The log shall state the date of the document, its author, his or her occupation, title and employer, all recipients, the occupation, title and employer of each recipient, the subject matter, the privilege claimed and a brief explanation of the basis of the claim of privilege. If any document responsive to this subpoena was, but no longer is, in your possession, custody, or control, identify the document and explain the circumstances by which it ceased to be in your possession, custody, or control.

For purposes of this request:

     "Enron" means Enron Corp., Enron Capital Trust I, and Enron Capital Trust II; their officers, directors, employees, and representatives, including anyone purporting to act on their behalf; and each of their affiliates, subsidiaries, partnerships, special purpose entities, joint ventures, trusts or any other entity in which Enron Corp., Enron Capital Trust I, or Enron Capital Trust II is or was a shareholder, partner, investor, trustee, or member. Special purpose entities include but are not limited to any entities set up, directly or indirectly, by Enron or any of its officers, directors, employees or representatives, for the purpose of holding any asset or debt or to provide an economic or accounting hedge.

     "Document" means any written, recorded, or graphic matter of any nature whatsoever, regardless of how recorded, and whether original or copy, including, but not limited to, the following: memoranda; reports; studies; reviews; analyses; presentations; working papers; records; notes; letters; notices; confirmations; telegrams; faxes, telexes, receipts; appraisals; interoffice and intraoffice communications; electronic mail (e-mail); contracts; cables; notations or logs of any type of conversation, telephone call, meeting or other communication; bulletins; printed matter; computer printouts; teletype; invoices; transcripts; audio and video recordings, diaries; returns; summaries; minutes; bills; accounts; estimates; projections; comparisons; messages; or correspondence. A document bearing any notation not a part of the original text is to be considered a separate document. A draft or non-identical copy is a separate document within the meaning of this term.

     "Communication" means any contact or attempted contact or any disclosure of information, regardless of the means utilized, whether oral, electronic, by document or otherwise, and whether face-to-face, in meeting, by telephone, mail, telex, facsimile, computer, discussions, releases, delivery, or otherwise.


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     "Retention bonus" means any consideration, whether monetary or otherwise, provided to an officer, director or employee in exchange for that officer's, director's or employee's continuing to work for Enron.

     The terms "and" and "or" shall be construed broadly and either conjunctively or disjunctively to bring within the scope of this subpoena any information which might otherwise be construed to be outside its scope. The term "any" includes the term "all" and vice versa, and both terms shall be construed broadly to bring within the scope of this subpoena any information which might otherwise be construed to be outside its scope. The singular includes the plural number and vice versa.


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